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                                                                                       UNITED STATES

                                                           SECURITIES AND EXCHANGE COMMISSION

                                                                                Washington, D.C. 20549

                                                                                       FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                                                           REGISTRATION NO. 33-87498

                                                                                           811-08910

                                                                      VINTAGE MUTUAL FUNDS, INC.

                                            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                                                             1415 28th STREET, SUITE 200

                                                                        WEST DES MOINES, IOWA                 50266

                                              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                                                      AMY M. MITCHELL, TREASURER

                                                                        VINTAGE MUTUAL FUNDS, INC.

                                                                                 1415 28th STREET, SUITE 200

                                                                        WEST DES MOINES, IOWA 50266

                                                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

VERA LICHTENBERGER, ESQ.	JOHN C. MILES, ESQ., DONALD F. BURT, ESQ.
VINTAGE MUTUAL FUNDS, INC.	CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
1415 28th STREET, SUITE 200	1900 U.S. BANK BUILDING, 233 S. 13TH STREET
WEST DES MOINES, IOWA 50266	LINCOLN, NEBRASKA 68508

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 03/31/2008

DATE OF REPORTING PERIOD: 03/31/2008

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT FOR THE PERIOD ENDING MARCH 31, 2008.

ANNUAL

REPORT

TO

SHAREHOLDERS

MARCH 31, 2008

Table of Contents

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Directors and Officers

Additional Information

Message from the President

We are pleased to present this annual report for the Vintage Mutual Funds covering the 12-month period from April 1, 2007 through March 31, 2008.

In the last 12 months the Money Market Funds fell in yield as the Federal Reserve cut short-term rates by 300 basis points in an effort to stimulate growth, provide liquidity, and keep confidence in the credit markets. The recent demise of Bear Stearns, the collapse of several short-term investment vehicles, and pressure on Wall Street earnings has raised our awareness of the importance of quality investments in money market funds. We have worked hard to position the Funds with good diversification to minimize risk. Furthermore, in response to Fed action, we have positioned the Funds to be less responsive to short-term interest rates in order to maximize income for our shareholders.

In addition, during the 12-month period the investment team produced solid returns in the bond funds as well as Federal Monetary policy shifted from restrictive to easy as the economy weakened due to liquidity and credit concerns. Sound portfolio positioning and good security selection allowed the Funds to end the year in favorable ranks with their peers. All three bond funds performed well relative to their Morningstar categories placing them all in the top quartile of their categories for the trailing 12 months. The decline in interest rates and the flight to quality, as the result of credit concerns and liquidity, proved to be beneficial for the three bond funds. Slow growth and rising inflation will create a difficult environment for the Fed and the bond market as we move forward. However, we continue to use our creative talents to build portfolios that offer strong, risk-adjusted performance regardless of the environment.

In closing I would like to thank you for your confidence and loyalty in the Vintage Mutual Funds. Our daily motivation is driven by the desire to deliver strong and consistent performance on your behalf.

Jeffrey D. Lorenzen, CFA

President, Vintage Mutual Funds, Inc.

The Vintage Mutual Funds are distributed by Foreside Distribution Services, L.P.

Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund’s portfolio is subject to change.

Information is not authorized for distribution unless accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, charges, and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain more information, please call 1-800-798-1819 or visit the website www.VintageFunds.com. Please read the prospectus carefully before investing.

Message from the Investment Adviser

Dear Shareholders:

The effects of the financial strains on credit costs and availability have become increasingly evident during the first quarter. Federal Reserve (“Fed”) actions have been unable to relieve credit market concerns, the dollar is slumping, the equity market recently hit new cycle lows, and a major Wall Street brokerage firm has failed.

The Fed’s effort to support the ailing financial sector began last summer with attempts to drive down stubbornly high overnight interbank rates and ease the strain in the asset-backed commercial paper market. Since then the Fed has initiated providing funds to primary dealers, offering more liquidity to banks, and driving the Fed Fund target rate down 300 basis points. This once again proves that the Fed is capable of moving very fast when confronted with a crisis.

With this in mind, we believe the economy will slow and not result in a significant recession. Companies, so far, have avoided large layoffs, resulting in employment and real incomes holding above year-ago levels. We affirm our belief that until the employment market experiences job losses of 100,000 or more, the economy should remain at or near positive growth buoyed by consumer spending.

In our opinion, the labor market holds the key to the ultimate severity of the economic slowdown. In recent months we have seen initial unemployment claims rise but not consistently to the levels traditionally seen in recessionary times. Contradictorily, the Bureau of Labor employment data delivered in early March pointed to a lower unemployment rate due to a shrinking labor pool. It is hard to believe that the unemployment rate will not rise in coming months as the financial sector re-values its balance sheet and tightens its purse strings. However, consumer spending is likely to be influenced greater by the endless pessimism from the national press than the actual strain from weaker employment in coming months.

The state of the housing market is also an important indicator of the overall economy. While there has been some stabilization, many subprime home owners are still suffering to maintain mortgage payments in light of higher adjustable interest rates. The Fed has tried to address this problem by aggressively cutting short-term rates; however, their efforts have been muted somewhat as long-term fixed mortgage rates are little changed. The vast supply of homes in the market with the addition of recently foreclosed properties will take some time to move through the system.

Through the slowdown, the corporate sector has remained healthy. Balance sheets are clean and earnings (excluding financials) are strong. Confidence has declined, but expectations for earnings for 2008 and 2009 remain attractive. Not surprisingly, businesses are very cautious in the current environment and there is little prospect that investment spending will increase to offset weaker areas of the economy.

We are optimistic for credit and equity markets over the long term as these asset classes are priced for a pessimistic outlook. The monetary and fiscal policy stimulus that has been injected into the economy is enormous and its impact will likely play well for both markets. Corporate interest costs for quality borrowers are three percent above the 10-year treasury, one of the largest spreads since the Great Depression. Equities trading at 13.7 times forward earnings with low inflation, double digit earnings growth, and accelerating money growth provide an attractive backdrop.

It is extremely difficult to assess how and over what period the current credit crisis will play out and the ultimate impact it will have on economic growth. Crisis environments create opportunities, and the panic flight to quality has led to pockets of good value in both credit and equity markets. The demise of Bear Stearns is the kind of event that often signals a market bottom. While we would like to believe a bottom has been reached, there is enough caution by investors that we cannot be assured that the selling power in the market is exhausted. While we are focused on adding value to portfolios this is not a time for heroics, but rather a time to keep a tight focus on preservation of capital. Entry points are nearing and further confirmation is needed before we allocate portfolio capital to high risk opportunities.

In light of current market dislocations, we are actively seeking opportunities that add return without a lot of measurable risk. Excess returns will likely come through income, sector management, and security selection for the next several quarters. Abnormally low valuations, due to a loss of confidence in the market, are providing selective opportunities to re-allocate capital in higher return areas. We are neutral to short duration as we believe the Fed is nearing the end of its monetary stimulus. We believe opportunities still exist to strategically produce strong risk-adjusted returns for investors.

In closing, we appreciate the opportunity to be your selected investment adviser and will continue to manage your money as if it were our own and strive for consistent above-average market, long-term returns.

Jeffrey D. Lorenzen, CFA

President and Chief Investment Officer

WB Capital Management Inc.

Performance Report

Money Market Funds

Money market rates fell dramatically in the first quarter as the Fed attempted to flood the market with liquidity to combat the liquidity crisis that developed over the last half of 2007. Overnight rates dropped 200bps during the quarter and the yield curve remained flat. The spread between LIBOR and Treasury bills improved early in the quarter but gapped out when Bear Stearns collapsed and was immediately acquired by JP Morgan. The market expects at least one more rate cut by the Fed, and short rates will not rise substantially until liquidity returns to the market and inflation concerns become more prevalent.

Institutional Money Market Fund and Institutional Reserves Fund

The Fund’s average days fell as overnight rates fell and the yield curve flattened, offering fewer opportunities to add longer paper at attractive rates. The Fund will maintain an average days position similar to the index to preserve yield. Agency paper is being added in the three to six month part of the curve where rates appear most attractive given our outlook for the Fed.

Liquid Assets Fund

The Fund’s average days rose as corporate spreads widened offering more opportunities to add longer paper at attractive rates. The Fund will maintain an average days position similar to the index to preserve yield. Corporate paper is being added in the three to six month part of the curve where rates appear most attractive given our outlook for the Fed.

An investment in the Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Funds.

	Institutional Money Market Fund

					Schedule of Portfolio Investments
					March 31, 2008

	Par/						Par/
Share Value	Description				Value	Share Value	Description			Value
U.S. Government Agencies (40.99%)						Repurchase Agreements (58.58%)
Federal Home Loan Bank (16.85%)						Barclays Capital
$385,000	5.125%		04/16/08	................................................	$ 385,450	$20,853,144	2.300%	04/01/08	................................................	$ 20,853,144
1,000,000	4.000%		05/15/08	................................................	999,125		(Purchased on 03/31/08; proceeds at
500,000	4.250%		05/16/08	................................................	499,328		maturity $20,854,476; collateralized by
1,165,000	5.125%		06/18/08	................................................	1,166,699		$20,586,000 U.S. Government Agency,
2,000,000	4.250%		06/18/08	................................................	1,999,913		01/15/09, collateral worth $21,270,965)
750,000	4.040%		07/14/08	................................................	750,276
500,000	3.865%		07/28/08	................................................	498,476	Lehman Brothers, Inc.
1,500,000	5.000%		08/01/08	................................................	1,501,021	15,000,000	1.810%	04/01/08	................................................	15,000,000
1,000,000	5.000%		11/21/08	................................................	1,005,631		(Purchased on 03/31/08; proceeds at
1,500,000	4.125%		01/07/09	................................................	1,505,582		maturity $15,000,754; collateralized by
					10,311,501		$14,215,000 U.S. Government Agency,
Federal Home Loan Mortgage Corporation (13.85%)							12/15/16, collateral worth $15,299,095)
2,324,000	5.750%		04/15/08	................................................	2,326,734		Total Repurchase Agreements			35,853,144
500,000	3.500%		04/28/08	................................................	499,344
1,000,000	5.248%	*	04/28/08	................................................	996,234		Total Investments (99.57%)
935,000	3.875%		06/15/08	................................................	933,185	(Cost $60,942,725)	$ 60,942,725
500,000	3.150%		07/29/08	................................................	497,501	Other Assets and Liabilities (0.43%)	265,949
1,000,000	5.125%		08/14/08	................................................	1,001,922
2,000,000	4.625%		09/15/08	................................................	2,021,896	Net Assets (100.00%)	$ 61,208,674
200,000	3.625%		09/15/08	................................................	200,851
					8,477,667
Federal National Mortgage Association (10.29%)
1,000,000	4.323%	*	04/04/08	................................................	999,650
2,000,000	2.875%		05/19/08	................................................	2,000,441
300,000	3.700%		05/23/08	................................................	299,523
1,500,000	4.300%		06/30/08	................................................	1,507,626
1,000,000	3.100%		07/28/08	................................................	996,328
500,000	3.200%		11/28/08	................................................	496,845
					6,300,413
	Total U.S. Government Agencies				25,089,581

* Effective yield at date of purchase

			See notes to financial statements

Institutional Reserves Fund

					Schedule of Portfolio Investments
					March 31, 2008

Par/						Par/
Share Value	Description				Value	Share Value	Description			Value
U.S. Government Agencies (33.33%)						Repurchase Agreements (66.67%)
Federal Farm Credit Bank (0.49%)						Barclays Capital
$277,000	4.278%	*	04/15/08	................................................	$ 276,553	$14,677,082	2.300%	04/01/08	................................................	$ 14,677,082
							(Purchased on 03/31/08; proceeds at
Federal Home Loan Bank (12.45%)							maturity $14,678,020; collateralized by
2,225,000	3.050%		06/12/08	................................................	2,218,150		$14,176,000 U.S. Government Agency,
300,000	5.250%		08/14/08	................................................	302,779		11/27/17, collateral worth $14,970,785)
2,000,000	5.000%		09/12/08	................................................	2,003,374
1,500,000	5.000%		11/21/08	................................................	1,508,447	Lehman Brothers, Inc.
1,000,000	4.125%		01/07/09	................................................	1,003,721	10,000,000	1.810%	04/01/08	................................................	10,000,000
					7,036,471		(Purchased on 03/31/08; proceeds at
Federal Home Loan Mortgage Corporation (12.24%)							maturity $10,000,503; collateralized by
520,000	3.625%		04/17/08	................................................	519,849		$9,475,000 U.S. Government Agency,
500,000	3.500%		04/28/08	................................................	499,706		12/15/16, collateral worth $10,197,603)
1,000,000	5.278%	*	04/28/08	................................................	996,234
400,000	4.500%		08/04/08	................................................	402,406	Morgan Stanley
2,000,000	4.625%		08/22/08	................................................	2,003,301	13,000,000	2.200%	04/01/08	................................................	13,000,000
1,000,000	4.625%		09/15/08	................................................	1,010,948		(Purchased on 03/31/08; proceeds at
1,485,000	3.050%	10/15/08	................................................	1,486,656	maturity $13,000,794; collateralized by
				6,919,100	$13,285,000 U.S. Government Agency,
Federal National Mortgage Association (8.15%)					05/01/08, collateral worth $13,263,744)
1,000,000	3.250%	05/14/08	................................................	998,142	Total Repurchase Agreements	37,677,082
3,000,000	2.875%	05/19/08	................................................	3,000,579
606,000	3.875%	07/15/08	................................................	604,542	Total Investments (100.00%)
				4,603,263	(Cost $56,512,469)	$ 56,512,469
	Total U.S. Government Agencies			18,835,387	Other Assets and Liabilities (0.00%)	1,267

					Net Assets (100.00%)	$ 56,513,736

* Effective yield at date of purchase

See notes to financial statements

Liquid Assets Fund

	Schedule of Portfolio Investments
			March 31, 2008

Par/
Share Value	Description				Value
U.S. Government Agencies (5.93%)
Federal Home Loan Mortgage Corporation (1.88%)
$2,000,000	4.875%		09/12/08	................................................	$ 2,023,663

Federal National Mortgage Association (4.05%)
850,000	3.500%		07/24/08	................................................	853,277
3,500,000	3.000%		07/16/08	................................................	3,507,993
					4,361,270
	Total U.S. Government Agencies				6,384,933

Loan Certificates - FmHA Guaranteed Loan
Certificates (8.46%)
9,116,350	3.00% - 5.00%	***
	03/04/09 to 06/01/47.............................................				9,116,350

Commercial Paper (0.92%)
Bank of America Corporation
1,000,000	2.911%	*	04/23/08	................................................	998,228

Corporate Bonds (29.09%)
Aerospace - Defense (2.69%)
General Dynamics Corporation
2,900,000	3.000%		05/15/08	................................................	2,895,949

Banking and Financial (8.44%)
Bank of America Corporation
1,000,000	5.875%		02/15/09	................................................	1,023,658
J.P. Morgan
1,000,000	6.000%		08/01/08	................................................	1,003,111

1,000,000	2.625%		06/30/08	................................................	994,021
Suntrust Banks
500,000	4.000%		10/15/08	................................................	500,600
US Bank NA
1,000,000	3.900%		08/15/08	................................................	995,190
1,000,000	4.400%		08/15/08	................................................	997,564
Wachovia Corporation
385,000	6.300%		04/15/08	................................................	385,143
2,200,000	3.500%		08/15/08	................................................	2,189,320
Wells Fargo Company
1,000,000	3.500%		04/04/08	................................................	999,855
					9,088,462
Beverages (0.94%)
Anheuser-Busch Company
1,000,000	5.125%		10/01/08	................................................	1,009,591

Financial Services (15.21%)
Bear Stearns Company
1,000,000	3.186%	**	03/05/09	................................................	1,000,000
Boeing Capital Corporation
1,000,000	4.750%		08/25/08	................................................	999,128
Caterpillar Financial Services
1,000,000	2.700%		07/15/08	................................................	999,129
Citigroup, Inc.
2,000,000	6.250%		11/01/08	................................................	2,017,999
1,000,000	3.625%		02/09/09	................................................	1,001,809
Credit Suisse FB USA
1,000,000	6.500%		06/01/08	................................................	1,001,673
Goldman Sachs Group
1,900,000	3.875%	01/15/09	................................................	1,904,723
HSBC Finance Corporation
2,000,000	6.400%	06/17/08	................................................	2,004,828
500,000	5.875%	02/01/09	................................................	510,629
JP Morgan Chase and Company
1,200,000	3.625%	05/01/08	................................................	1,198,788
Lehman Brothers Holdings
237,000	6.500%	04/15/08	................................................	237,090
Morgan Stanley
2,000,000	3.875%	01/15/09	................................................	2,001,537
National Rural Utilities
1,500,000	5.750%	12/01/08	................................................	1,512,549
				16,389,882
Industrial Goods and Equipment (0.88%)
Praxair, Inc.
950,000	2.750%	06/15/08	................................................	945,224

Retail General Merchandise (0.93%)
Target Corporation
1,000,000	5.875%	11/01/08	................................................	1,006,003
	Total Corporate Bonds			31,335,111

	Total Unaffiliated Issuers			47,834,622

Repurchase Agreements (55.31%)
Barclays Capital
31,000,000	2.300%	04/01/08	................................................	$ 31,000,000
	(Purchased on 03/31/08; proceeds at
	maturity $31,001,981; collateralized by
	$31,475,000 U.S. Government Agency,
	02/27/13, collateral worth $31,624,428)

Morgan Stanley
28,577,842	2.200%	04/01/08	................................................	28,577,842
	(Purchased on 03/31/08; proceeds at
	maturity $28,579,588; collateralized
	by $29,195,000 U.S. Government
	Agencies, 04/14/08 - 05/01/08,
	collateral worth $29,152,343)
	Total Repurchase Agreements			59,577,842

	Total Investments (99.71%)
	(Cost $107,412,464)			$ 107,412,464
	Other Assets and Liabilities (0.29%)			309,374

	Net Assets (100.00%)			$ 107,721,838

* Effective yield at date of purchase
** Interest rate fluctuates monthly with Libor
*** Interest rate fluctuates with prime rate, put option subject to no more than five business days written notice

			See notes to financial statements

Performance Report

Fixed Income Funds

Throughout the past year, the economy and financial markets have really been a tale of two markets. On March 31, 2007, the Fed funds rate was slightly restrictive at 5.25 percent. Economic growth during the second and third quarters of 2007 averaged well above potential expanding at a 4.4 percent rate. The job market expanded by an average of 85,000 new jobs every month during last nine months of 2007 and CPI inflation was only slightly elevated at 2.8 percent in March 2007. At the conclusion of the first quarter of 2008, the landscape is significantly different. The Fed funds rate is now 2.25 percent, economic growth in the last quarter of 2007 was an anemic 0.6 percent, the job market lost jobs in each month of the quarter, and overall CPI inflation accelerated to 4.0 percent due to rises in commodity and food prices.

Fixed income allocations continue to possess an important role for investors to lower the volatility of their overall portfolio. Fixed income investments generally provide two great benefits to investors: a consistent income stream and positive performance during uncertain or difficult times which helps offset equity market losses. During the past year, financial markets posted divergent returns as fixed income markets earned their keep as they bettered equity returns during this time of economic uncertainty. Fixed income returns were solid as the Lehman Brothers Aggregate index rose 7.67 percent. Interest rates plunged during the year as the market coped with a worsening economic outlook and a lower Fed funds rate. The ten-year U.S. Treasury rate fell 1.23 percent to finish the period at 3.41 percent. Equity markets slumped as the Standard & Poor’s 500 Index fell 5.08 percent.

Current headlines point to earnings shortfalls among financial and banking companies, yet the biggest challenge to the economy is the lack of liquidity. Liquidity is the confidence to lend funds with a high expectation of a return on investment. Prices of a wide array of securities have declined recently, resulting in margin calls for highly leveraged investors. These margin calls have created many more sellers than buyers of securities ranging from agency mortgage-backed securities (MBS), whole loan MBS, commercial MBS, to subprime MBS. The result has been a downward spiral of lower prices, which force selling, which lowers prices.

The government, acting through several regulatory bodies including the Federal Reserve, has taken a number of steps to directly address the credit market seizure. The Fed has lowered the Fed funds rate down to 2.25 percent in several large moves, including two 0.75 percent drops, from 5.25 percent last fall. Additionally, the discount rate which is the rate at which banks lend to each other has fallen from 6.25 percent last fall to 2.50 percent currently. To directly combat illiquidity, the Fed created three programs aimed directly at the flow of funds in the financial markets. The first is the Term Auction Facility (TAF), which lends short-term funds to banks in exchange for high quality collateral. The second is the Term Securities Lending Facility (TSLF), which exchanges a security in high demand (U.S. Treasuries) for securities with low demand such as residential MBS. The result of the TSLF, specifically, is to free capital ‘locked-up’ in MBS holdings which is now available for other uses or lending. The third is the Primary Dealer Credit Facility (PDCF) which now includes brokers in addition to banks and provides overnight loans on a broader-than-normal range of acceptable collateral including investment grade corporate debt, municipals, residential and commercial MBS, and asset-backed securities (ABS).

The regulatory bodies which oversee Fannie Mae, Freddie Mac, and the Federal Home Loan Bank will allow these agencies to purchase more MBS product, potentially resulting in an additional $300 billion of investment demand. Lastly, in an effort to avoid wide-spread market disruption, the Fed agreed to provide $29 billion of forgivable financing on illiquid securities to JP Morgan to facilitate its takeover of Bear Stearns. As a result of these actions, the market is sowing the seeds of recovery.

Interest rates fell across all maturities over the past year. Short-term interest rates fell due to the Fed rate cuts, leaving the yield curve with a significant upward slope. On March 31, 2008, the two-year Treasury yield was 1.58 percent compared to 3.41 percent for ten-year Treasury notes. Investors were compensated a healthy 1.83 percent for purchasing ten-year Treasury notes. Slow economic growth is holding short-term yields down, while a lurking risk of high energy and food costs filtering into core prices is supporting intermediate rates.

Our fixed income strategy is guided by our central forecast of both the economy and the markets. Short-term and intermediate-term interest rates are priced for a significant recession. Our forecast is for a sluggish economy in the first half of the year, but not a deep recession. With core inflation at the upper boundary of the Fed’s desired range, interest rates are not expected to move much lower during 2008 and possibly rise. Overweight allocations are driven by the opportunity to capture additional income while balancing portfolio risk. We believe the high-risk premiums available today are greater than the amount warranted by the decline in fundamentals supporting the corporate, agency MBS, and municipal sectors. These factors support an overweight to the market’s risk sectors that generate an income advantage over the index. Interest rate risk management will be nimble around the market’s inflection point.

In summary, we expect the economy to avoid a significant recession with inflation continuing to remain higher than the Fed’s goal. The portfolios continue to maintain a focus on capital preservation, yet are positioned to profit from a market in recovery.

Performance Report

Limited Term Bond Fund

Fixed income total returns were robust during the past twelve months as interest rates fell and bond prices rose, supplementing the Fund’s income benefits. The two-year Treasury reached its peak for the past year in June 2007 with a yield of 5.10 percent. Interest rates fell through the summer, fall, and winter due to corporate writedowns of subprime holdings, a general flight to the quality of U.S. Treasury securities and a lack of liquidity for off-the-run bonds. The two-year Treasury reached a low of 1.35 percent on March 17, 2008, coinciding with the announcement of a JP Morgan takeover of brokerage firm Bear Stearns. All told, interest rates moved 3.75 percent during the year from peak to trough, which is an above normal amount of interest rate volatility.

For the year, the Limited Term Bond Fund trailed its benchmark both before and after expenses. Compared to the Fund’s Morningstar peer group, however, performance was outstanding. Warren Buffet once said, "You only find out who is swimming naked when the tide goes out." A number of mutual funds managed by well-known, brand name managers suffered due to their use of creative investments and interesting strategies. Our investment strategy of using high quality investments within a diversified and risk-managed approach proved beneficial. Morningstar peer group rankings as of March 31, 2008 rate the Fund in the 7th percentile for one year, 7th percentile for three years, and 12th percentile for five years. Morningstar recognized the Fund and raised the three year ranking to the highest level, five out of five stars. The five year ranking also improved to four out of five stars.

The portfolio’s performance was supported by a yield advantage relative to the benchmark and no exposure to the commercial mortgage-backed securities (CMBS) market. These positives were offset somewhat by an overweight to the market’s risk sectors. Treasury yields fell during the period, yet yields on most risk sectors were only modestly lower. CMBS trailed Treasuries by a staggering 11.56 percent as this sector lost sponsorship. Asset-backed securities (down 11.87 percent) and corporate bonds (down 9.75 percent) also trailed Treasuries by a significant margin. The mortgage-backed securities (MBS) and agency sectors, down 2.39 percent and 1.18 percent respectively, also slumped but were much less severe. Security selection was important as limited exposure to specific financial institutions proved beneficial. Overweight allocations are driven by the opportunity to capture additional income while balancing portfolio risk. The portfolio continues to maintain an income advantage with managed risk taking.

Our fixed income strategy is guided by our central forecast of both the economy and the markets. Short-term and intermediate-term interest rates are priced for a significant recession. Our forecast is for a sluggish economy in first half of the year but not a deep recession. With core inflation at the upper boundary of the Fed’s desired range, interest rates are not expected to move much lower during 2008 and possibly rise. We believe the high-risk premiums available today are greater than the amount warranted by the decline in fundamentals supporting the corporate, agency MBS, and municipal sectors. These factors support an overweight to the market’s risk sectors that generate an income advantage over the index. Interest rate risk management will be nimble around the market’s inflection point. Corporate bonds, residential mortgage-backed securities, asset-backed securities, and Agencies are all overweighted. The U.S. Treasury sector is underweighted.

Performance Report (unaudited)

	Average Annual Returns as of 3/31/08
	1 Year	5 Year	10 Year
Vintage Limited Term Bond	7.15%	3.68%	4.07%
Lehman Brothers 1-3 Yr Govt/Credit Index	8.19%	5.30%	5.12%

Performance data quoted represents past performance; past performance is not predicative of future results. The value of shares in the Limited Term Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.VintageFunds.com.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in an environment of rising interest rates.

The performance of the Limited Term Bond Fund is measured against the Lehman Brothers 1-3 Year Government/Credit Index which represents the performance of government and corporate bonds with maturities of 1-3 years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Limited Term Bond Fund

		Schedule of Portfolio Investments
		March 31, 2008

Par/
Share Value	Description			Value
U.S. Government Agencies (36.16%)
Federal Home Loan Mortgage Corporation (9.50%)
$2,500,000	5.125%	04/18/11	................................................	$ 2,669,975

Federal National Mortgage Association (26.66%)
2,000,000	6.625%	09/15/09	................................................	2,124,258
2,500,000	7.125%	06/15/10	................................................	2,754,413
2,500,000	4.375%	09/13/10	................................................	2,614,092
				7,492,763
	Total U.S. Government Agencies			10,162,738

Mortgage Related Securities (34.47%)
Collateralized Mortgage Obligations (8.92%)
646,796	Federal Home Loan Mortgage
	Corporation 2971 Class PE
	4.500%	03/15/26	................................................	649,393
744,211	Federal Home Loan Mortgage
	Corporation 3089 Class LP
	5.500%	12/15/29	................................................	763,379
446,453	Federal Home Loan Mortgage
	Corporation 3211 Class PA
	5.500%	11/15/29	................................................	457,704
470,478	Federal National Mortgage
	Association 2007-77 Class M
	5.500%	11/25/29	................................................	485,492
122,142	Structured Asset 2001-1 B2
	7.121%	02/25/31	................................................	129,263
22,921	Structured Asset Securities
	6.838%	04/25/32	................................................	23,055
				2,508,286
Federal Home Loan Mortgage Corporation
Mortgage-Backed Pools (11.52%)
74	Pool #E61274
	7.000%	08/01/09	................................................	74
532,082	Pool #M90830
	3.500%	08/01/08	................................................	531,240
696,622	Pool #M90842
	4.000%	09/01/08	................................................	696,798
306,160	Pool #M90877
	4.000%	12/01/08	................................................	306,454

564,537	Pool #M90980
	5.000%	05/01/10	................................................	575,729
676,664	Pool #M90988
	5.000%	07/01/10	................................................	690,079
435,888	Pool #M90876
	4.000%	11/01/08	................................................	436,131
				3,236,505
Federal National Mortgage Association
Mortgage-Backed Pools (2.63%)
730,580	Pool #254711
	4.000%	03/01/10	................................................	739,643

Asset Backed Securities (11.40%)
334,252	Amresco 1997-2 M1F
	7.430%	06/25/27	................................................	306,028
1,110,000	Chase Mortgage 2003-4 1A5
	5.416%	05/25/33	................................................	1,044,612
171,322	Chase Mortgage 2003-6 1A3
	3.340%	05/25/26	................................................	170,788
893,000	Countrywide ABS
	5.971%	09/25/46	................................................	826,887
133,157	Countrywide ABS
	4.575%	07/25/35	................................................	132,528
74,102	First Alliance Step
	6.520%	09/20/29	................................................	73,978
216,047	Green Tree Financial 1996-3 A5
	7.350%	05/15/27	................................................	221,232
169,593	Green Tree Financial 1996-8 A6
	7.600%	10/15/27	................................................	179,570
20,088	IMC Home Equity
	7.080%	08/20/28	................................................	20,043
130,720	Indymac 1998-2 A2
	6.170%	12/25/11	................................................	131,800
96,707	RAMP 2005-RS1
	4.109%	01/25/35	................................................	96,544
				3,204,010
	Total Mortgage Related Securities			9,688,444

Municipal Bonds (0.11%)
Revenue Bond - Education
30,000	Azusa Pacific University, CA
	7.250%	04/01/09	................................................	30,360

Corporate Bonds (28.16%)
Banking and Financial (3.06%)
250,000	Bank of America Corporation
	5.375%	08/15/11	................................................	260,765
300,000	Wachovia Corporation
	3.500%	08/15/08	................................................	299,634
300,000	Wells Fargo Company
	4.000%	08/15/08	................................................	300,020
				860,419
Electric Utility (0.34%)
96,000	Arkansas Electric
	7.330%	06/30/08	................................................	96,574

Financial Services (12.21%)
300,000	American General Finance
	2.750%	06/15/08	................................................	298,866
250,000	Bear Stearns Company
	4.550%	06/23/10	................................................	236,400
250,000	CIT Group, Inc.
	4.750%	12/15/10	................................................	199,029
250,000	Citigroup, Inc.
	5.125%	02/14/11	................................................	251,521
400,000	Countrywide Home Loan

	3.250%	05/21/08	................................................	392,280
400,000	General Electric Capital Corporation
	4.625%	09/15/09	................................................	408,376
300,000	Goldman Sachs Group
	4.500%	06/15/10	................................................	302,273
300,000	HSBC Finance Corporation
	4.750%	04/15/10	................................................	298,374
250,000	John Deere Corporation
	4.400%	07/15/09	................................................	253,784
250,000	JP Morgan Chase and Company
	4.500%	11/15/10	................................................	253,438
250,000	Lehman Brothers Holdings
	4.250%	01/27/10	................................................	241,173
300,000	Morgan Stanley
	4.000%	01/15/10	................................................	296,407
				3,431,921
Forest Products (1.45%)
400,000	Weyerhaeuser Company
	5.950%	11/01/08	................................................	406,103

Media (4.22%)
300,000	AOL Time Warner
	6.750%	04/15/11	................................................	308,502
300,000	Comcast Cable Communications
	6.750%	01/30/11	................................................	311,899
250,000	Disney (Walt) Company
	5.700%	07/15/11	................................................	265,161
300,000	Gannett Company
	4.125%	06/15/08	................................................	300,232
				1,185,794
Networking Products (0.93%)
250,000	Cisco Systems, Inc.
	5.250%	02/22/11	................................................	260,971

Paper Products (0.89%)
250,000	International Paper Company
	4.250%	01/15/09	................................................	249,911

Real Estate Investment Trust (0.89%)
250,000	Simon Property Group
	5.600%	09/01/11	................................................	250,116

Retail General Merchandise (0.97%)
250,000	Target Corporation
	7.500%	08/15/10	................................................	271,263

Telecommunications (3.20%)
300,000	America Movil SA
	4.125%	03/01/09	................................................	300,600
300,000	AT&T, Inc. (SBC Communications)
	4.125%	09/15/09	................................................	301,669
300,000	Sprint Corporation
	6.125%	11/15/08	................................................	297,750
				900,019
	Total Corporate Bonds			7,913,091

	Total Unaffiliated Issuers		27,794,633

Affiliated Mutual Fund (1.62%)
454,455	Vintage Liquid Assets Fund
	I Shares 4.541%.............................................................................	2.234%	454,455

	Total Investments (100.52%)
	(Cost $27,983,279)		$ 28,249,088
	Other Assets and Liabilities (-0.52%)		(146,950)

	Net Assets (100.00%)		$ 28,102,138

	See notes to financial statements

Performance Report

Bond Fund

Fixed income total returns were robust during the past twelve months as interest rates fell and bond prices rose, supplementing the Fund’s income benefits. The Lehman Brothers Aggregate index rose 7.67 percent. The ten-year Treasury reached its peak for the past year in June 2007 with a yield of 5.30 percent. Interest rates fell through the summer, fall, and winter due to corporate writedowns of subprime holdings, a general flight to the quality of U.S. Treasury securities and a lack of liquidity for off-the-run bonds. The ten-year Treasury reached a low of 3.31 percent on March 17, 2008, coinciding with the announcement of a JP Morgan takeover of brokerage firm Bear Stearns. All told, interest rates moved 1.99 percent during the year from peak to trough, which is an above normal amount of interest rate volatility.

For the year, the Bond Fund performed similarly to its benchmark before expenses, yet trailed after expenses. Compared to the Fund’s Morningstar peer group, however, performance was outstanding. Warren Buffet once said, "You only find out who is swimming naked when the tide goes out." A number of mutual funds managed by well-known, brand name managers suffered due to their use of creative investments and interesting strategies. Our investment strategy of using high quality investments within a diversified and risk-managed approach proved beneficial. Morningstar peer group rankings as of March 31, 2008 rate the Fund in the 24th percentile for one year, 29th percentile for three years, and 21st percentile for five years. Morningstar recognized the Fund and raised the five year ranking to four out of five stars.

The portfolio’s performance was supported by a yield advantage relative to the benchmark and no exposure to the commercial mortgage-backed securities (CMBS) market. These positives were offset somewhat by an overweight to the market’s risk sectors. Treasury yields fell during the period, yet yields on most risk sectors were only modestly lower. CMBS trailed Treasuries by a staggering 11.56 percent as this sector lost sponsorship. Asset-backed securities (down 11.87 percent) and corporate bonds (down 9.75 percent) also trailed Treasuries by a significant margin. The mortgage-backed securities (MBS) and agency sectors, down 2.39 percent and 1.18 percent respectively, also slumped but were much less severe. Security selection was important as avoiding specific financial institutions proved beneficial. Overweight allocations are driven by the opportunity to capture additional income while balancing portfolio risk. The portfolio continues to maintain an income advantage while managing risk.

Our fixed income strategy is guided by our central forecast of both the economy and the markets. Short-term and intermediate-term interest rates are priced for a significant recession. Our forecast is for a sluggish economy in first half of the year but not a deep recession. With core inflation at the upper boundary of the Fed’s desired range, interest rates are not expected to move much lower during 2008 and possibly rise. We believe the high-risk premiums available today are greater than the amount warranted by the decline in fundamentals supporting the corporate, agency MBS, and municipal sectors. These factors support an overweight to the market’s risk sectors that generate an income advantage over the index. Interest rate risk management will be nimble around the market’s inflection point. Corporate bonds, mortgage-backed securities, and asset-backed securities hold overweight positions. The Agency and U.S. Treasury sectors are underweighted.

Performance Report (unaudited)

Average Annual Returns as of 3/31/08
	1 Year	5 Year	10 Year
Vintage Bond	6.56%	4.53%	5.19%
Lehman Brothers Aggregate Index	7.67%	4.58%	6.04%

Performance data quoted represents past performance; past performance is not predicative of future results. The value of shares in the Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.VintageFunds.com. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in an environment of rising interest rates.

The performance of the Bond Fund is compared to the Lehman Brothers Aggregate Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bond Fund

	Schedule of Portfolio Investments
	March 31, 2008

Par/
Share Value	Description			Value
U.S. Treasury Notes (4.68%)
$900,000	4.250%	08/15/13	................................................	$ 979,734
500,000	4.500%	02/15/09	................................................	512,578
690,000	4.500%	11/30/11	................................................	748,974
300,000	4.500%	03/31/12	................................................	325,805
500,000	4.750%	08/15/17	................................................	553,203
	Total U.S. Treasury Notes			3,120,294

U.S. Treasury Strips (3.25%)
820,000	0.000%	11/15/18	................................................	534,494
1,425,000	0.000%	05/15/20	................................................	849,807
1,720,000	0.000%	08/15/25	................................................	779,234
	Total U.S. Treasury Strips			2,163,535

U.S. Government Agencies (7.26%)
Federal Home Loan Mortgage Corporation (2.10%)
730,000	6.750%	09/15/29	................................................	904,172
450,000	5.500%	08/23/17	................................................	496,343
				1,400,515
Federal National Mortgage Association (5.16%)
1,060,000	4.500%	06/01/10	................................................	1,106,528
500,000	7.125%	01/15/30	................................................	649,850
500,000	7.125%	06/15/10	................................................	550,882
60,000	5.375%	07/15/16	................................................	65,652
1,000,000	4.875%	05/18/12	................................................	1,070,175
				3,443,087
	Total U.S. Government Agencies			4,843,602

Mortgage Related Securities (52.35%)
Collateralized Mortgage Obligation (9.91%)
49,068	Federal Home Loan Mortgage
	Corporation 2123 Class PE
	6.000%	12/15/27	................................................	49,382
1,386,864	Federal Home Loan Mortgage
	Corporation 3034 Class EH
	5.500%	12/15/34	................................................	1,435,589
1,925,000	Federal Home Loan Mortgage
	Corporation 3076 Class PC
	5.500%	11/15/25	................................................	1,976,777
446,453	Federal Home Loan Mortgage
	Corporation 3211 Class PA
	5.500%	11/15/29	................................................	457,704
1,530,000	Federal National Mortgage
	Association 2005-69 Class KE
	5.500%	06/25/34	................................................	1,541,054
470,478	Federal National Mortgage
	Association 2007-77 Class M
	5.500%	11/25/29	................................................	485,492
624,333	Structured Asset 2001-1 B2
	7.121%	02/25/31	................................................	660,732
				6,606,730
Federal Home Loan Mortgage Corporation
Mortgage-Backed Pools (15.49%)
695,556	Pool #E01419 5.500% 05/01/18.................................................			713,386
308,944	Pool #A19963 5.500% 03/01/34.................................................			312,743
49,276	Pool #C00592 7.000% 03/01/28.................................................			52,353
48,381	Pool #C00896 7.500% 12/01/29.................................................			52,434
679,198	Pool #C01491 6.000% 02/01/33.................................................			700,770
89,113	Pool #C19588 6.500% 12/01/28.................................................			93,300
72,786	Pool #C72044 6.500% 10/01/32.................................................			75,986
108,047	Pool #C76748 6.000% 02/01/33.................................................			111,402

714,432	Pool #C78237 5.500% 04/01/33.................................................	723,804
1,130,256	Pool #E01488 5.000% 10/01/18.................................................	1,147,229
856,813	Pool #E01545 5.000% 01/01/19.................................................	869,507
62,222	Pool #E99510 5.500% 09/01/18.................................................	63,792
609,675	Pool #G01444 6.500% 08/01/32.................................................	637,579
1,240,025	Pool #G01563 5.500% 06/01/33.................................................	1,256,290
736,554	Pool #G01772 5.000% 02/01/35.................................................	730,938
793,801	Pool #G01896 5.000% 09/01/35.................................................	787,242
1,517,203	Pool #G03388 6.000% 10/01/37.................................................	1,557,227
293,498	Pool #M90876 4.000% 11/01/08.................................................	293,662
32,776	Pool #C53696 7.000% 06/01/31.................................................	34,746
43,236	Pool #E00436 7.000% 06/01/11.................................................	44,969
62,747	Pool #G80135 7.000% 10/25/24.................................................	66,815
		10,326,174
Federal National Mortgage Association
Mortgage-Backed Pools (19.27%)
78,815	ARM #686168 6.560% 05/01/32.................................................	81,359
171,049	Pool #240650 7.500% 07/01/21.................................................	184,249
41,580	Pool #250990 7.500% 07/01/27.................................................	45,006
62,209	Pool #251614 7.000% 04/01/28.................................................	66,236
81,795	Pool #251697 6.500% 05/01/28.................................................	85,541
130,963	Pool #252334 6.500% 02/01/29.................................................	136,992
59,580	Pool #252518 7.000% 05/01/29.................................................	63,796
811,808	Pool #254759 4.500% 06/01/18.................................................	811,376

802,333	Pool #254802 4.500% 07/01/18.................................................	801,906
392,403	Pool #254905 6.000% 10/01/33.................................................	404,018
150,633	Pool #254982 5.000% 12/01/33.................................................	149,507
811,741	Pool #255075 5.500% 02/01/24.................................................	826,764
182,716	Pool #255079 5.000% 02/01/19.................................................	185,306
141,014	Pool #323282 7.500% 07/01/28.................................................	152,634
60,578	Pool #323640 7.500% 04/01/29.................................................	65,586
60,375	Pool #346287 7.000% 05/01/26.................................................	64,273
1,329,590	Pool #357467 5.500% 12/01/33.................................................	1,346,545
49,091	Pool #535817 7.000% 04/01/31.................................................	52,265
327,203	Pool #545759 6.500% 07/01/32.................................................	341,097
859,302	Pool #545993 6.000% 11/01/32.................................................	885,663
803,503	Pool #555272 6.000% 03/01/33.................................................	828,152
41,040	Pool #581592 7.000% 06/01/31.................................................	43,657
1,607,342	Pool #683387 5.500% 02/01/33.................................................	1,627,839
199,786	Pool #713974 5.500% 07/01/33.................................................	202,333
864,534	Pool #721502 5.000% 07/01/33.................................................	858,071
680,634	Pool #735415 6.500% 12/01/32.................................................	710,245
1,012,809	Pool #737730 5.500% 09/01/33.................................................	1,025,724
799,178	Pool #742088 4.500% 04/01/19.................................................	797,820
		12,843,960
Government National Mortgage
Association Pool (2.75%)
98,694	Pool II #2536 7.500% 01/20/28.................................................	106,043

1,027,409	Pool II #3584 6.000% 07/20/34.................................................			1,062,326
38,193	Pool #451522 7.500% 10/15/27.................................................			41,207
82,254	Pool #462556 6.500% 02/15/28.................................................			86,041
9,352	Pool #466138 7.500% 12/15/28.................................................			10,086
50,384	Pool #469699 7.000% 11/15/28.................................................			53,901
67,036	Pool #486760 6.500% 12/15/28.................................................			70,122
50,770	Pool #780453 7.500% 12/15/25.................................................			54,793
75,606	Pool #780584 7.000% 06/15/27.................................................			80,994
88,207	Pool #780717 7.000% 02/15/28.................................................			94,462
52,444	Pool #780936 7.500% 12/15/28.................................................			56,594
107,978	Pool #780990 7.500% 12/15/28.................................................			116,483
				1,833,052
Asset Backed Securities (4.93%)
334,252	Amresco 1997-2 M1F
	7.430%	06/25/27	................................................	306,028
1,100,000	Chase Mortgage 2003-4 1A5
	5.416%	05/25/33	................................................	1,035,201
187,027	Chase Mortgage 2003-6 1A3
	3.340%	05/25/26	................................................	186,444
599,450	CIT Group 2002-1 AF5
	6.710%	02/25/33	................................................	542,058
1,562	ContiMortgage 1999-1 A7
	6.470%	12/25/13	................................................	1,540
171,507	Countrywide ABS
	4.575%	07/25/35	................................................	170,696
179,440	Equity One
	6.039%	11/25/32	................................................	150,415
14,970	FHLMC Pass Thru T-5 A6

	7.120%	06/25/28	................................................	15,153
494,464	GreenTree Financial 1996-3 A6
	7.850%	05/15/27	................................................	511,731
261,441	Indymac 1998-2 A2
	6.170%	12/25/11	................................................	263,600
110,218	Southern Pacific 1998-1 A6
	7.080%	03/25/28	................................................	104,587
				3,287,453
	Total Mortgage Related Securities			34,897,369

Municipal Bonds (1.42%)
General Obligation State Bonds (1.23%)
815,000	Oregon State G.O.
	3.742%	06/01/08	................................................	816,769

Revenue Bonds - Education (0.19%)
130,000	Pennsylvania Higher Education
	4.700%	07/01/09	................................................	129,752
	Total Municipal Bonds			946,521

Corporate Bonds (29.20%)
Aerospace - Defense (0.69%)
445,000	Lockheed Martin Corporation
	6.150%	09/01/36	................................................	459,588

Banking and Financial (2.02%)
500,000	Bank of America Corporation
	7.400%	01/15/11	................................................	535,411
435,000	Wachovia Corporation
	5.625%	10/15/16	................................................	415,006
435,000	Wells Fargo Company
	5.375%	02/07/35	................................................	394,781
				1,345,198
Beverages (0.80%)
535,000	Anheuser-Busch Company
	5.950%	01/15/33	................................................	536,324

Building Products (0.77%)
520,000	Lafarge SA

	6.500%	07/15/16	................................................	514,375

Electric Utility (1.98%)
490,000	Appalachian Power Company
	5.000%	06/01/17	................................................	454,830
435,000	Pacific Gas and Electric
	6.050%	03/01/34	................................................	426,445
435,000	Virginia Electric
	5.400%	01/15/16	................................................	439,642
				1,320,917
Financial Services (6.32%)
505,000	CIT Group, Inc.
	4.750%	12/15/10	................................................	402,038
650,000	Citigroup, Inc.
	5.125%	05/05/14	................................................	635,225
275,000	GE Capital Corporation
	6.125%	02/22/11	................................................	292,305
350,000	GE Capital Corporation
	6.750%	03/15/32	................................................	373,838
670,000	Goldman Sachs Group
	5.950%	01/18/18	................................................	663,468
700,000	HSBC Finance Corporation
	4.750%	07/15/13	................................................	688,149
490,000	JP Morgan Chase and Company
	3.500%	03/15/09	................................................	488,405
240,000	JP Morgan Chase and Company
	4.500%	01/15/12	................................................	242,479
455,000	Lehman Brothers Holdings
	5.500%	04/04/16	................................................	426,645
				4,212,552
Industrial Products and Equipment (0.65%)
420,000	Praxair, Inc.
	5.250%	11/15/14	................................................	434,789

Insurance (1.34%)

440,000	Genworth Financial
	5.750%	06/15/14	................................................	438,241
440,000	St. Paul Travelers
	6.250%	06/20/16	................................................	456,366
				894,607
Machinery and Equipment (1.06%)
250,000	Caterpillar, Inc.
	6.050%	08/15/36	................................................	255,810
450,000	Johnson Controls, Inc.
	4.875%	09/15/13	................................................	451,446
				707,256
Medical Hospital Management (0.69%)
490,000	Wellpoint, Inc.
	5.250%	01/15/16	................................................	460,778

Media (1.75%)
120,000	AOL Time Warner
	7.625%	04/15/31	................................................	125,509
255,000	AOL Time Warner
	6.875%	05/01/12	................................................	263,246
800,000	Comcast Cable Communications
	5.875%	02/15/18	................................................	779,230
				1,167,985
Oil and Gas (2.65%)
380,000	Conoco, Inc.
	6.950%	04/15/29	................................................	432,698
600,000	Enterprise Products Operation
	5.000%	03/01/15	................................................	572,961
345,000	Marathon Oil Corporation
	5.900%	03/15/18	................................................	346,794
440,000	Tesoro Corporation
	6.250%	11/01/12	................................................	414,700
				1,767,153
Paper Products (1.04%)
695,000	International Paper Company
	4.250%	01/15/09	................................................	694,753

Pharmaceuticals (0.68%)
450,000	Cardinal Health, Inc.
	5.850%	12/15/17	................................................	450,614

Pipelines (0.44%)
280,000	Kinder Morgan Energy
	6.750%	03/15/11	................................................	293,333

Railroads (0.43%)
280,000	Union Pacific Corporation
	6.625%	02/01/29	................................................	284,740

Real Estate Investment Trust (2.47%)
450,000	Avalon Bay Apartments
	5.500%	01/15/12	................................................	445,676
575,000	Realty Income Corporation
	5.500%	11/15/15	................................................	527,041
630,000	Simon Property Group
	7.750%	01/20/11	................................................	674,093
				1,646,810
Retail General Merchandise (0.58%)
425,000	May Department Stores
	5.750%	07/15/14	................................................	388,229

Telecommunications (1.53%)
605,000	America Movil SA
	5.500%	03/01/14	................................................	608,603
420,000	Verizon Communications, Inc.
	5.500%	02/15/18	................................................	409,065
				1,017,668
Utilities (0.67%)
425,000	Cincinnati Gas and Electric
	5.700%	09/15/12	................................................	446,783

Waste Disposal (0.64%)
435,000	Waste Management, Inc.
	5.000%	03/15/14	................................................	426,960
	Total Corporate Bonds			19,471,412

Preferred Stock (0.38%)
Real Estate Investment Trust
10,000	Realty Income Senior Preferred
	8.250%	11/15/08	................................................	254,900

	Total Unaffiliated Issuers			65,697,633

Affiliated Mutual Fund (1.68%)
1,117,442	Vintage Liquid Assets Fund
	I Shares 4.541%.............................................................................	2.234%		1,117,442

	Total Investments (100.22%)
	(Cost $66,358,157)			$ 66,815,075
	Other Assets and Liabilities (-0.22%)			(149,327)

	Net Assets (100.00%)			$ 66,665,748

	See notes to financial statements

Performance Report

Municipal Bond Fund

Municipal bonds underperformed Treasuries over the past year as subprime problems resulted in a flight to quality that pushed Treasury rates down and municipal rates higher. Municipal yields relative to Treasuries reached extreme highs as downgrades of municipal bond insurers and the implosion of the auction rate securities market pushed investors out of the municipal market. The ten-year municipal reached its peak for the past year in November 2007 with a yield of 4.15 percent. By March, investors had begun to see the value in municipals compared to taxable product, and relative returns improved significantly. Although liquidity remains a concern as leveraged investors are unable to find funding for additional purchases, the Fed’s work should boost economic activity in the upcoming year and help the relative performance of municipal bonds.

For the year, the Municipal Bond Fund outperformed its benchmark before expenses, yet trailed after expenses. Our investment strategy of using high quality investments within a diversified and risk-managed approach proved beneficial. Compared to the Fund’s Morningstar peer group, however, performance was outstanding. Morningstar peer group rankings as of March 31, 2008 rate the Fund in the 10th percentile for one year and 48th percentile for three years. The significant changes made to the Fund two years ago, including the increase of average maturity and reduction of minimum credit quality, has resulted in strong relative performance.

Investment strategy continues to increase exposure to municipal sectors and structures that generate an income advantage over the index while maintaining interest rate risk modestly lower than the index. We believe the high-risk premiums available today are greater than the amount warranted by the decline in fundamentals supporting the riskier areas of the municipal market. These factors support an overweight to callable securities and the market’s risk sectors that generate an income advantage over the index.

Performance Report (unaudited)

	Average Annual Returns as of 3/31/08
	1 Year	5 Year	10 Year
Vintage Municipal Bond Fund	4.00%	2.59%	3.75%
Merrill Lynch 1-12 Yr. Municipal Bond Index	5.58%	4.29%	5.03%
Merrill Lynch 2-17 Yr. Municipal Bond Index	4.50%	4.06%	5.19%

Performance data quoted represents past performance; past performance is not predicative of future results. The value of shares in the Municipal Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.VintageFunds.com.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in an environment of rising interest rates.

The performance of the Municipal Bond Fund is measured against the Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 2-17 years. During fiscal 2006, the benchmark changed from the Merrill Lynch 1-12 Year Index to the Merrill Lynch 2-17 Year Index because the longer maturity profile is expected to result in higher income. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Municipal Bond Fund

	Schedule of Portfolio Investments
	March 31, 2008

Par/
Share Value	Description			Value
Municipal Bonds (91.92%)
Alabama (3.81%)
$200,000	Decatur, AL G.O.
	4.250%	10/01/22	................................................	$ 190,614
290,000	Montgomery, AL G.O.
	5.000%	01/01/23	................................................	295,577
				486,191
Alaska (1.55%)
200,000	Alaska Housing Finance Corporation
	4.300%	06/01/15	................................................	198,142

Arizona (0.78%)
100,000	Maricopa County, AZ IDA
	4.125%	07/01/15	................................................	99,099

California (8.35%)
285,000	California State
	5.000%	12/01/17	................................................	315,558
5,000	California State
	5.000%	12/01/17	................................................	5,235
500,000	California State
	5.250%	07/01/13	................................................	548,895
200,000	San Diego, CA School District
	4.500%	07/01/24	................................................	197,040
				1,066,728
Colorado (4.09%)
290,000	Evergreen, CO G.O.

	5.000%	12/01/19	................................................	306,458
200,000	NW Public Highway Authority, CO
	5.125%	06/15/31	................................................	216,292
				522,750
Florida (2.41%)
300,000	Collier County, FL Revenue
	5.000%	06/01/21	................................................	307,845

Illinois (15.07%)
300,000	DeKalb County, IL G.O.
	5.000%	12/01/20	................................................	314,592
240,000	DuPage County, IL
	5.000%	11/01/16	................................................	259,562
200,000	Evanston, IL
	5.000%	12/01/23	................................................	208,146
300,000	Kendall County, IL G.O.
	5.250%	01/01/23	................................................	313,563
435,000	Will County, IL School District
	6.500%	11/01/10	................................................	479,013
320,000	Will County, IL School District
	6.500%	11/01/17	................................................	349,133
				1,924,009
Indiana (5.45%)
450,000	Allen County, IN
	5.750%	10/01/11	................................................	494,820
200,000	Avon, IN Revenue
	4.250%	07/15/18	................................................	201,180
				696,000
Iowa (1.21%)
160,000	Iowa Higher Education
	4.200%	10/01/15	................................................	154,403

Louisiana (0.79%)
100,000	Calcasieu Parish, LA
	4.000%	02/15/14	................................................	100,128

Massachusetts (1.84%)
215,000	Massachusetts State Special Revenue
	5.000%	06/01/14	................................................	234,544

Minnesota (2.37%)
200,000	Blooming Prairie School District, MN
	4.750%	01/01/24	................................................	201,554
100,000	Minnesota State Municipal Power

	4.000%	10/01/12	................................................	101,316
				302,870
New York (7.44%)
200,000	New York State Revenue
	5.000%	04/01/16	................................................	219,824
440,000	New York, NY
	5.000%	08/01/12	................................................	471,698
245,000	New York, NY Series G
	5.000%	12/01/17	................................................	258,379
				949,901
Ohio (3.89%)
75,000	Buckeye, OH Tobacco
	4.500%	06/01/13	................................................	74,179
100,000	Ohio State Higher Education
	5.000%	10/01/11	................................................	104,565
300,000	Ohio State University
	5.250%	06/01/19	................................................	318,192
				496,936
South Carolina (1.54%)
200,000	Beaufort County, SC
	4.250%	03/01/22	................................................	196,692

Tennessee (4.27%)
500,000	Memphis,TN
	5.000%	11/01/14	................................................	544,970

Texas (13.30%)
240,000	Denton, TX Utility System
	5.000%	12/01/13	................................................	257,294
40,000	Denton, TX Utility System
	5.000%	12/01/13	................................................	41,980
300,000	Harris County, TX
	5.250%	10/01/20	................................................	328,653
290,000	Plano, TX G.O.
	4.750%	09/01/19	................................................	304,564
490,000	Texas State

	5.250%	10/15/12	................................................	525,839
235,000	Texas State Housing Revenue
	4.300%	09/01/16	................................................	239,528
				1,697,858
Washington (8.08%)
125,000	Clark County, WA School District
	5.250%	12/01/14	................................................	129,198
200,000	King County, WA
	4.000%	12/01/12	................................................	206,046
200,000	Seattle, WA G.O.
	5.000%	08/01/23	................................................	206,176
465,000	Washington State Series R03A
	5.000%	01/01/15	................................................	490,626
				1,032,046
Wisconsin (5.68%)
200,000	Kronewetter, WI
	4.750%	03/01/11	................................................	201,894
175,000	Ledgeview, WI Sanitary District
	4.125%	04/01/14	................................................	181,930
200,000	Monona, WI Sewer Revenue
	4.500%	05/01/11	................................................	203,256
135,000	Wisconsin State
	5.000%	04/01/09	................................................	138,569
				725,649
	Total Municipal Bonds			11,736,761

Alternative Minimum Tax Paper (1.65%)
Virginia (1.65%)
200,000	Virginia Port Authority
	5.000%	07/01/17	................................................	210,262

Mutual Funds (5.34%)
56,500	Federated Tax-Free Obligations
	2.240%		................................................	56,500
625,576	Lehman Brothers Tax-Free Fund
	2.270%		................................................	625,576

682,076

Total Investments (98.91%)
(Cost $12,515,940)	$ 12,629,099
Other Assets and Liabilities (1.09%)	139,754

Net Assets (100.00%)	$ 12,768,853

See notes to financial statements

Statements of Assets and Liabilities
March 31, 2008

	Institutional	Institutional	Liquid
	Money Market	Reserves	Assets

ASSETS:
Investments, at value:
Unaffiliated issuers	$ 25,089,581	$ 18,835,387	$ 47,834,622
Affiliated funds	-----	-----	-----
Repurchase agreements	35,853,144	37,677,082	59,577,842
Total investments	60,942,725	56,512,469	107,412,464
Interest and dividends receivable	276,287	159,249	626,111
Receivable for capital shares issued	-----	-----	17,123
Dividend reinvestment receivable	156,190	-----	31,195
Prepaid expenses	9,519	11,075	17,680
Total assets	61,384,721	56,682,793	108,104,573
LIABILITIES:
Dividends payable	156,190	138,634	219,588
Payable for capital shares redeemed	-----	-----	28,442
Accrued expenses and other payables:
Investment advisory fees	4,669	9,450	32,280
Administration fees	3,767	4,476	19,368
Accounting fees	-----	-----	2,767
Distribution fees	-----	-----	18,849
Servicing fees	-----	-----	28,914
Other	11,421	16,497	32,527
Total liabilities	176,047	169,057	382,735
Net assets	$ 61,208,674	$ 56,513,736	$ 107,721,838

Investments, at cost:
Unaffiliated issuers	$ 25,089,581	$ 18,835,387	$ 47,834,622
Affiliated funds	-----	-----	-----
Repurchase agreements	35,853,144	37,677,082	59,577,842
	$ 60,942,725	$ 56,512,469	$ 107,412,464

See notes to financial statements

Statements of Assets and Liabilities
March 31, 2008

	Limited		Municipal
	Term Bond	Bond	Bond

ASSETS:
Investments, at value:
Unaffiliated issuers	$ 27,794,633	$ 65,697,633	$ 12,629,099
Affiliated funds	454,455	1,117,442	-----
Repurchase agreements	-----	-----	-----
Total investments	28,249,088	66,815,075	12,629,099
Interest and dividends receivable	255,271	498,566	191,759
Receivable for capital shares issued	415	2,139	-----
Dividend reinvestment receivable	26,701	55,718	3,531
Prepaid expenses	4,320	10,507	2,415
Total assets	28,535,795	67,382,005	12,826,804
LIABILITIES:
Dividends payable	91,004	249,150	34,569
Payable for capital shares redeemed	303,278	398,537	-----
Accrued expenses and other payables:
Investment advisory fees	12,069	31,359	5,284
Administration fees	3,379	9,693	2,325
Accounting fees	724	1,711	317
Distribution fees	-----	-----	-----
Servicing fees	-----	-----	-----
Other	23,203	25,807	15,456
Total liabilities	433,657	716,257	57,951
Net assets	$ 28,102,138	$ 66,665,748	$ 12,768,853

Investments, at cost:
Unaffiliated issuers	$ 27,528,824	$ 65,240,715	$ 12,515,940
Affiliated funds	454,455	1,117,442	-----
Repurchase agreements	-----	-----	-----
	$ 27,983,279	$ 66,358,157	$ 12,515,940

See notes to financial statements

Statements of Assets and Liabilities
March 31, 2008

	Institutional	Institutional	Liquid
	Money Market	Reserves	Assets

NET ASSETS:
Paid-in capital	$ 61,208,674	$ 56,513,736	$ 107,721,838
Accumulated undistributed net investment income	-----	-----	11,167
Net unrealized gain on investment transactions	-----	-----	-----
Accumulated undistributed net realized gains (losses)
on investment transactions	-----	-----	(11,167)
Net assets	$ 61,208,674	$ 56,513,736	$ 107,721,838
Authorized shares	1,250,000,000	1,250,000,000
Capital shares outstanding	61,208,674	56,513,736
Net asset value--offering and redemption price per share	$ 1.00	$ 1.00

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding			$ 27,042,745
Authorized shares			1,250,000,000
Shares outstanding, $.001 par value			27,042,745
Net asset value--offering and redemption price per share			$ 1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding			$ 14,660,957
Authorized shares			1,250,000,000
Shares outstanding, $.001 par value			14,660,957
Net asset value--offering and redemption price per share			$ 1.00

Pricing of I Shares
Net assets applicable to I Shares outstanding			$ 66,018,136
Authorized shares			1,250,000,000
Shares outstanding, $.001 par value			66,018,136
Net asset value--offering and redemption price per share			$ 1.00

See notes to financial statements

Statements of Assets and Liabilities
March 31, 2008

	Limited		Municipal
	Term Bond	Bond	Bond

NET ASSETS:
Paid-in capital	$ 30,757,383	$ 68,954,220	$ 12,582,731
Accumulated undistributed net investment income	24,584	20	2,082
Net unrealized gain on investment transactions	265,809	456,917	113,159
Accumulated undistributed net realized gains (losses)
on investment transactions	(2,945,638)	(2,745,409)	70,881
Net assets	$ 28,102,138	$ 66,665,748	$ 12,768,853
Authorized shares	800,000,000	809,987,393	800,000,000
Capital shares outstanding	2,880,097	6,746,966	1,263,381
Net asset value--offering and redemption price per share	$ 9.76	$ 9.88	$ 10.11

See notes to financial statements

Statements of Operations
For the Year Ended March 31, 2008

	Institutional	Institutional	Liquid
	Money Market	Reserves	Assets

INVESTMENT INCOME:
Interest income	$ 3,900,583	$ 3,068,311	$ 5,836,789
Affiliated interest income	-----	-----	-----
Dividend income	-----	-----	-----
Total investment income	3,900,583	3,068,311	5,836,789

EXPENSES:
Investment advisory fees	282,834	227,929	416,772
Administration fees	169,700	136,757	250,063
Accounting fees	24,243	19,537	35,723
Distribution and shareholder service fees S Shares	-----	-----	73,931
Distribution and shareholder service fees S2 Shares	-----	-----	163,814
Shareholder service fees T Shares	-----	-----	39,995
Shareholder service fees	-----	-----	-----
Custody fees	38,750	25,385	37,691
Legal fees	7,545	3,733	5,856
Audit and tax fees	22,770	15,971	29,425
Directors' fees	24,835	14,032	21,883
Transfer agent fees	6,000	5,486	64,962
Registration and filing fees	652	1,143	11,831
Printing fees	4,189	2,876	4,948
Insurance expense	21,272	17,359	24,423
Other	1,744	1,992	2,630
Total expenses	604,534	472,200	1,183,947
Less: Expenses voluntarily reduced/waived	(408,821)	(239,850)	(58,618)
Net expenses	195,713	232,350	1,125,329
Net investment income	3,704,870	2,835,961	4,711,460

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	-----	-----	-----
Net change in unrealized appreciation from investments	-----	-----	-----
Net realized and unrealized gains from investments	-----	-----	-----
Change in net assets resulting from operations	$ 3,704,870	$ 2,835,961	$ 4,711,460

See notes to financial statements

Statements of Operations
For the Year Ended March 31, 2008

	Limited		Municipal
	Term Bond	Bond	Bond

INVESTMENT INCOME:
Interest income	$ 1,369,441	$ 3,642,308	$ 631,472
Affiliated interest income	35,266	37,001	1,532
Dividend income	-----	18,906	-----
Total investment income	1,404,707	3,698,215	633,004

EXPENSES:
Investment advisory fees	147,893	387,816	76,947
Administration fees	76,904	183,331	40,012
Accounting fees	8,874	21,154	4,617
Distribution and shareholder service fees S Shares	-----	-----	-----
Distribution and shareholder service fees S2 Shares	-----	-----	-----
Shareholder service fees T Shares	-----	-----	-----
Shareholder service fees	73,947	176,280	38,473
Custody fees	5,289	9,951	2,817
Legal fees	1,637	3,547	776
Audit and tax fees	19,050	27,380	21,511
Directors' fees	6,003	13,286	2,801
Transfer agent fees	29,842	47,034	7,346
Registration and filing fees	2,695	3,698	1,498
Printing fees	1,438	2,849	764
Insurance expense	6,558	14,858	3,208
Other	10,598	19,997	7,039
Total expenses	390,728	911,181	207,809
Less: Expenses voluntarily reduced/waived	(159,521)	(382,341)	(92,389)
Net expenses	231,207	528,840	115,420
Net investment income	1,173,500	3,169,375	517,584

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	413,724	328,265	72,946
Net change in unrealized appreciation from investments	402,228	911,457	11,312
Net realized and unrealized gains from investments	815,952	1,239,722	84,258
Change in net assets resulting from operations	$ 1,989,452	$ 4,409,097	$ 601,842

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2008
	Institutional Money Market		Institutional Reserves		Liquid Assets
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
OPERATIONS:
Net investment income	$ 3,704,870	$ 3,962,619	$ 2,835,961	$ 3,248,714	$ 4,711,460	$ 5,504,256
Net realized gains (losses)
from investment transactions	------	------	------	------	------	------
Net change in unrealized
appreciation from
investments	------	------	------	------	------	------
Change in net assets
resulting from operations	3,704,870	3,962,619	2,835,961	3,248,714	4,711,460	5,504,256

DISTRIBUTIONS TO
SHAREHOLDERS:
From net investment income:
Capital Shares	(3,704,870)	(3,962,619)	(2,835,961)	(3,248,714)	------	------
S Shares	------	------	------	------	(352,017)	(479,620)
S2 Shares	------	------	------	------	(1,230,000)	(1,496,382)
T Shares	------	------	------	------	(638,855)	(995,920)
I Shares	------	------	------	------	(2,490,588)	(2,521,058)
From net realized gains:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in net assets from
shareholder distributions	$ (3,704,870)	$ (3,962,619)	$ (2,835,961)	$ (3,248,714)	$ (4,711,460)	$ (5,492,980)

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2008
	Limited Term Bond		Bond		Municipal Bond
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
OPERATIONS:
Net investment income	$ 1,173,500	$ 1,387,354	$ 3,169,375	$ 3,524,337	$ 517,584	$ 717,748
Net realized gains (losses)
from investment transactions	413,724	(154,843)	328,265	(532,413)	72,946	116,912
Net change in unrealized
appreciation from
investments	402,228	548,861	911,457	1,645,505	11,312	24,611
Change in net assets
resulting from operations	1,989,452	1,781,372	4,409,097	4,637,429	601,842	859,271

DISTRIBUTIONS TO
SHAREHOLDERS:
From net investment income:
Capital Shares	(1,173,493)	(1,503,025)	(3,169,381)	(3,535,052)	(517,576)	(717,065)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
From net realized gains:
Capital Shares	------	------	------	------	(29,820)	(195,581)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in net assets from
shareholder distributions	$ (1,173,493)	$ (1,503,025)	$ (3,169,381)	$ (3,535,052)	$ (547,396)	$ (912,646)

See notes to financial statements

		Statements of Changes in Net Assets
		March 31, 2008
	Institutional Money Market		Institutional Reserves		Liquid Assets
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
CAPITAL SHARE
TRANSACTIONS:
Issued:
Capital Shares	$586,059,009	$547,347,648	$230,886,266	$214,540,104	$ ------	$ ------
S Shares	------	------	------	------	47,152,021	51,055,530
S2 Shares	------	------	------	------	185,796,590	223,292,230
T Shares	------	------	------	------	44,973,619	128,167,772
I Shares	------	------	------	------	146,921,169	187,776,432
Reinvestments:
Capital Shares	3,704,869	3,962,619	------	------	------	------
S Shares	------	------	------	------	7,184	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	401,006	389,074
I Shares	------	------	------	------	202,988	175,629
Redemptions:
Capital Shares	(635,573,373)	(507,778,457)	(240,635,919)	(194,431,681)	------	------
S Shares	------	------	------	------	(57,296,993)	(52,505,099)
S2 Shares	------	------	------	------	(194,781,811)	(247,778,103)
T Shares	------	------	------	------	(45,925,531)	(140,884,113)
I Shares	------	------	------	------	(145,287,067)	(156,389,793)
Change in net assets from
capital transactions	(45,809,495)	43,531,810	(9,749,653)	20,108,423	(17,836,825)	(6,700,441)
Change in net assets	(45,809,495)	43,531,810	(9,749,653)	20,108,423	(17,836,825)	(6,689,165)

NET ASSETS:
Beginning of period	107,018,169	63,486,359	66,263,389	46,154,966	125,558,663	132,247,828
End of period	$ 61,208,674	$107,018,169	$ 56,513,736	$ 66,263,389	$107,721,838	$125,558,663

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2008
	Limited Term Bond		Bond		Municipal Bond
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
CAPITAL SHARE
TRANSACTIONS:
Issued:
Capital Shares	$ 1,724,062	$ 3,165,008	$ 7,189,176	$ 7,675,213	$ 822,474	$ 782,079
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Reinvestments:
Capital Shares	316,715	395,173	680,742	780,788	56,023	85,990
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Redemptions:
Capital Shares	(7,025,039)	(16,441,905)	(16,730,565)	(31,394,347)	(5,580,631)	(9,684,773)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in net assets from
capital transactions	(4,984,262)	(12,881,724)	(8,860,647)	(22,938,346)	(4,702,134)	(8,816,704)
Change in net assets	(4,168,303)	(12,603,376)	(7,620,931)	(21,835,969)	(4,647,688)	(8,870,079)

NET ASSETS:
Beginning of period	32,270,441	44,873,817	74,286,679	96,122,648	17,416,541	26,286,620
End of period	$ 28,102,138	$ 32,270,441	$ 66,665,748	$ 74,286,679	$ 12,768,853	$ 17,416,541

See notes to financial statements

		Statements of Changes in Net Assets
		March 31, 2008
	Institutional Money Market		Institutional Reserves		Liquid Assets
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
SHARE TRANSACTIONS:
Issued:
Capital Shares	586,059,009	547,347,648	230,886,266	214,540,104	------	------
S Shares	------	------	------	------	47,152,021	51,055,530
S2 Shares	------	------	------	------	185,796,590	223,292,230
T Shares	------	------	------	------	44,973,619	128,167,772
I Shares	------	------	------	------	146,921,169	187,776,432
Reinvestments:
Capital Shares	3,704,869	3,962,619	------	------	------	------
S Shares	------	------	------	------	7,184	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	401,006	389,074
I Shares	------	------	------	------	202,988	175,629
Redemptions:
Capital Shares	(635,573,373)	(507,778,457)	(240,635,919)	(194,431,681)	------	------
S Shares	------	------	------	------	(57,296,993)	(52,505,099)
S2 Shares	------	------	------	------	(194,781,811)	(247,778,103)
T Shares	------	------	------	------	(45,925,531)	(140,884,113)
I Shares	------	------	------	------	(145,287,067)	(156,389,793)
Change in shares	(45,809,495)	43,531,810	(9,749,653)	20,108,423	(17,836,825)	(6,700,441)

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2008
	Limited Term Bond		Bond		Municipal Bond
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
SHARE TRANSACTIONS:
Issued:
Capital Shares	178,577	334,855	738,146	797,095	81,324	77,211
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Reinvestments:
Capital Shares	33,024	41,833	69,927	81,308	5,571	8,493
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Redemptions:
Capital Shares	(735,252)	(1,740,885)	(1,718,220)	(3,275,377)	(552,149)	(954,834)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in shares	(523,651)	(1,364,197)	(910,147)	(2,396,974)	(465,254)	(869,130)

See notes to financial statements

Notes to Financial Statements

March 31, 2008

1. Organization

The Vintage Mutual Funds (the “Funds”) were registered on November 16, 1994 under the Investment Company Act of 1940 (the "1940 Act''), as amended, as a diversified open-end management investment company issuing its shares in six portfolios. WB Capital Management Inc. (“WB Capital”) is the investment adviser to the Funds. The Funds currently consist of the following diversified portfolios (individually, a “Fund''): Institutional Money Market Fund, Institutional Reserves Fund, Liquid Assets Fund, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund.

Liquid Assets Fund offers three classes of shares. S2 Shares are offered to customers of banks. S2 Shares are normally offered through financial institutions providing automatic “sweep'' investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from Foreside Distribution Services, L.P. (the "Distributor''). The single S Share shareholder liquidated their account on March 14, 2008.

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Board of Directors approved the termination and liquidation of the Municipal Assets Fund effective September 27, 2007. This action was taken to improve the operating efficiency of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP''). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

New Accounting Pronouncements

During the year ended March 31, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”) with the impact of such adoption being recognized on September 28, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the financial statements of the Funds as there was no liability required for the recognition of unrecognized tax benefits during the year, nor were there any such liabilities to be recorded at the beginning net asset value of the Funds. The Funds are subject to examination by U.S. federal, state, and foreign tax authorities for returns filed for the years after March 31, 2004.

In September 2006, FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007.

The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on the Fund’s financial statements is currently being assessed by management.

Securities Valuation

Investments of the Institutional Money Market Fund, Institutional Reserves Fund, and Liquid Assets Fund (the "Money Market Funds'') are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on an effective yield basis to the maturity of the security.

Investments of the Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund (collectively the "Variable Funds'') for which the primary market is a national securities exchange are valued at the official closing price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the latest available bid quotation.

Substantially all fixed-income securities are valued each business day as of the close of regular trading by one or more independent pricing services (the "Pricing Services'') approved by the Board. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the bid price, provided that management believes those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Board. The difference between the cost and market values of investments held by the Variable Funds is reflected as either unrealized appreciation or depreciation.

Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Interest income is recognized on the accrual basis and includes, when applicable, the pro rata amortization of premium or accretion of discount. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, WB Capital, deems creditworthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The seller under a repurchase agreement will be required to continually maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

Loan Certificates

The Liquid Assets Fund invests in Farmers Home Administration Guaranteed Loan Certificates ("FmHA'') which represent interests in the guaranteed portion of FmHA loans issued by one or more guaranteed loan trusts subject to repurchase on no more than five business days written notice. The FmHAs are diversified through limitations on certificates sold by any one individual bank.

Securities Purchased on a When-Issued or Delayed-Delivery Basis

 Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Institutional Money Market Fund, Institutional Reserves Fund, and Liquid Assets Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

The dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax'' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal treatment; temporary differences do not require reclassification.

Expenses

 Expenses attributable to a Fund are charged to that Fund; other expenses of the Funds are prorated to the Funds on the basis of each Fund's relative net assets or on another reasonable basis.

Taxes

 Each Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund.

3. Purchases and Sales of Securities Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2008 are as follows:

Proceeds from

Purchases	Maturities and Sales
Limited Term Bond	$11,448,446	$15,422,371
Bond Fund	15,961,641	23,778,617
Municipal Bond	3,023,976	8,225,235

4.  Related Party TransactionsUnder the terms of its Investment Advisory Agreement, WB Capital is entitled to receive fees computed daily on a percentage of the average daily net assets of each Fund as follows:

Institutional Money Market Fund                                0.35%

Institutional Reserves Fund                                          0.35%

Liquid Assets Fund                                                        0.35%

 Limited Term Bond Fund                                              0.50%

Bond Fund                                                                       0.55%

Municipal Bond Fund                                                    0.50%

WB Capital voluntarily limited advisory fees for the Institutional Money Market Fund to a range from 0.06 to 0.10 percent, and the Institutional Reserves Fund to a range from 0.15 to 0.19 percent during the year ended March 31, 2008.

The Funds have entered into a management and administration agreement with WB Capital pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Money Market Funds and 0.26 percent of the average daily net assets for the Variable Funds. WB Capital voluntarily limited administrative fees for the Institutional Money Market Fund to a range from 0.05 to 0.08 percent, Institutional Reserves Fund to a range from 0.05 to 0.09 percent, Limited Term Bond Fund to 0.14 percent, Bond Fund to 0.17 percent, and Municipal Bond Fund to 0.22 percent during the year ended March 31, 2008.

WB Capital also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services. WB Capital voluntarily waived all fund accounting fees for the Institutional Money Market Fund and Institutional Reserves Fund during the year ended March 31, 2008.

The Funds have adopted an Administrative Services Plan (the "Services Plan'') pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization'') which agree to provide recordkeeping and/or administrative support services for their customers or account holders (collectively, "Customers'') who are beneficial or record owner of shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services. As of March 31, 2008, the Funds are required to pay servicing fees as follows: 0.25 percent on S2 Shares of the Liquid Assets Fund, and 0.25 percent on T Shares of the Liquid Assets Fund, which has been reduced to 0.15 percent due to WB Capital supplementing 0.10 percent. WB Capital has the ability to supplement Administrative Service fees up to 0.25 percent on the Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund.

Foreside Distribution Services, L.P. serves as distributor to the Funds pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Funds, but may receive compensation under a Distribution and Shareholder Service Plan (the "Plan'') adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.25 percent on S2 Shares of the Liquid Assets Fund, T Shares of the Liquid Assets Fund, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. As of March 31, 2008, such fees were limited 0.15 percent for S2 Shares of the Liquid Assets Fund, and no fees for all other classes and Funds including T and I Shares for Liquid Assets Fund, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. However, WB Capital as adviser and administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund. During the year ended March 31, 2008, WB Capital limited distribution fees on S2 Shares of Liquid Assets Fund and supplemented $32,762 in fees waived at the Fund level to the Participating Organizations.

WB Capital also serves as the Fund's transfer agent to the Institutional Money Market Fund, Institutional Reserves Fund, and S2 and I Share classes of Liquid Assets Fund. WB Capital is paid a fee for transfer agency services based on the number of shareholder accounts serviced or a minimum fee amount. During the year ended March 31, 2008, WB Capital received $42,000 in transfer agent service fees. Citi Fund Services Ohio, Inc. serves as transfer agent to the other classes and Funds pursuant to a transfer agency agreement with the Funds and receives a fee for such services.

5. Federal Income Taxes

Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities as of March 31, 2008 for tax purposes follow:

	Aggregate	Aggregate
	Unrealized	Unrealized	Net Unrealized	Cost of
	Gain	(Loss)	Gain (Loss)	Investments
Institutional Money Market Fund	$ --	$ --	$ --	$60,942,725
Institutional Reserves Fund	--	--	--	56,512,469
Liquid Assets Fund	--	--	--	107,412,464
Limited Term Bond Fund	519,089	(253,280)	265,809	27,983,279
Bond Fund	1,288,519	(831,602)	456,917	66,358,157
Municipal Bond Fund	189,425	(76,266)	113,159	12,515,940

Distributable earnings as of March 31, 2008 for tax purposes follow:

	Distributable Earnings
	Ordinary	Long-term
	Income	Gains (Losses)	Tax Exempt
Institutional Money Market Fund	$ 156,193	$ --	$ --
Institutional Reserves Fund	138,634	--	--
Liquid Assets Fund	230,864	--	--
Limited Term Bond Fund	115,588	--	--
Bond Fund	249,115	--	--
Municipal Bond Fund	--	70,881	36,652

Distributable earnings for the year ended March 31, 2007 for tax purposes follow:

	Distributable Earnings
	Ordinary	Long-term
	Income	Gains (Losses)	Tax Exempt
Institutional Money Market Fund	$ 397,714	$ --	$ --
Institutional Reserves Fund	266,333	--	--
Liquid Assets Fund	500,207	--	--
Limited Term Bond Fund	145,258	--	--
Bond Fund	267,546	--	--
Municipal Bond Fund	--	29,819	49,539

Distributions for the year ended March 31, 2008 for tax purposes follow:

	Tax Distributions
	Ordinary	Long-term		Return of
	Income	Capital Gains	Tax Exempt	Capital
Institutional Money Market Fund	$ 3,946,391	$ --	$ --	$ --
Institutional Reserves Fund	2,963,661	--	--	--
Liquid Assets Fund	4,980,803	--	--	--
Limited Term Bond Fund	1,203,488	--	--	--
Bond Fund	3,187,807	--	--	--
Municipal Bond Fund	--	29,820	532,535	--

Distributions for the year ended March 31, 2007 for tax purposes follow:

	Tax Distributions
	Ordinary	Long-term		Return of
	Income	Capital Gains	Tax Exempt	Capital
Institutional Money Market Fund	$ 3,769,617	$ --	$ --	$ --
Institutional Reserves Fund	3,149,246	--	--	--
Liquid Assets Fund	5,411,064	--	--	--
Limited Term Bond Fund	1,516,206	--	--	--
Bond Fund	3,611,330	--	--	--
Municipal Bond Fund	--	195,581	739,944	--

For tax purposes, the following Funds have capital loss carryovers as of March 31, 2008, the Funds’ most recent fiscal year end, which are available to offset future realized capital gains for Federal income tax purposes. The following shows the totals by year in which capital loss carryovers will expire if not used:

	Liquid	Limited Term
	Assets Fund	Bond Fund	Bond Fund
March 31, 2009	$ --	$ 158,627	$ 18,412
March 31, 2010	--	--	--
March 31, 2011	4,519	17,563	--
March 31, 2012	6,648	1,659,350	1,793,103
March 31, 2013	--	88,259	--
March 31, 2014	--	624,709	8,157
March 31, 2015	--	397,132	856,953
March 31, 2016	--	--	--
Total Carryover	$ 11,167	$ 2,945,640	$ 2,676,625

At March 31, 2008, the Bond Fund had $68,764 in deferred capital losses occurring subsequent to October 31, 2007. For tax purposes, such losses will be reflected in the year ended March 31, 2009.

6.  Other Tax Information (unaudited):The Municipal Bond Fund designated $29,820 of capital gain dividends and $532,535 of tax-exempt dividends for the fiscal year ended March 31, 2008.

Financial Highlights

			Investment Activities			Dividends and Distributions

		NAV	Net	Net Realized/	Total from	From Net	From Net	Return	Dividends	NAV
		Beginning	Investment	Unrealized	Investment	Investment	Realized	of	and	End
		of Period	Income	Gains (Losses)	Activities	Income	Gains	Capital	Distributions	of Period
Institutional Money Market Fund
Year Ended	March 31, 2008	$1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.04	0.00	0.04	(0.04)	0.00	0.00	(0.04)	$1.00
From March 7, 2005
through March 31, 2005		$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Institutional Reserves Fund
Year Ended	March 31, 2008	$1.00	0.04	0.00	0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)	$1.00
Year Ended	March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Liquid Assets Fund "S2" Shares
Year Ended	March 31, 2008	$1.00	0.04	0.00	0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.04	0.00	0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2008	$1.00	0.04	0.00	0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.04	0.00	0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2008	$1.00	0.04	0.00	0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Limited Term Bond Fund
Year Ended	March 31, 2008	$9.48	0.38	0.28	0.66	(0.38)	0.00	0.00	(0.38)	$9.76
Year Ended	March 31, 2007	$9.41	0.37	0.09	0.46	(0.39)	0.00	0.00	(0.39)	$9.48
Year Ended	March 31, 2006	$9.47	0.30	(0.08)	0.22	(0.28)	0.00	0.00	(0.28)	$9.41
Year Ended	March 31, 2005	$9.76	0.26	(0.29)	(0.03)	(0.24)	0.00	(0.02)	(0.26)	$9.47
Year Ended	March 31, 2004	$9.62	0.28	0.14	0.42	(0.28)	0.00	0.00	(0.28)	$9.76
Bond Fund
Year Ended	March 31, 2008	$9.70	0.44	0.18	0.62	(0.44)	0.00	0.00	(0.44)	$9.88
Year Ended	March 31, 2007	$9.56	0.42	0.14	0.56	(0.42)	0.00	0.00	(0.42)	$9.70
Year Ended	March 31, 2006	$9.80	0.40	(0.24)	0.16	(0.40)	0.00	0.00	(0.40)	$9.56
Year Ended	March 31, 2005	$10.05	0.40	(0.25)	0.15	(0.40)	0.00	0.00	(0.40)	$9.80
Year Ended	March 31, 2004	$9.78	0.41	0.28	0.69	(0.42)	0.00	0.00	(0.42)	$10.05
Municipal Bond Fund
Year Ended	March 31, 2008	$10.08	0.34	0.05	0.39	(0.34)	(0.02)	0.00	(0.36)	$10.11
Year Ended	March 31, 2007	$10.12	0.35	0.06	0.41	(0.35)	(0.10)	0.00	(0.45)	$10.08
Year Ended	March 31, 2006	$10.49	0.33	(0.19)	0.14	(0.33)	(0.18)	0.00	(0.51)	$10.12
Year Ended	March 31, 2005	$11.02	0.34	(0.38)	(0.04)	(0.34)	(0.15)	0.00	(0.49)	$10.49
Year Ended	March 31, 2004	$11.06	0.37	0.07	0.44	(0.38)	(0.10)	0.00	(0.48)	$11.02

Financial Highlights

		Total Return / Ratios / Supplementary Data

				Net Assets	Expenses to		Investment		Expenses to		Investment
		Total		End of Period	Average		Income to		Average		Income to		Portfolio
		Return		(000 omitted)	Net Assets		Average Net Assets		Net Assets*		Average Net Assets*		Turnover
Institutional Money Market Fund
Year Ended	March 31, 2008	4.58%		$61,209	0.24%		4.58%		0.75%		4.08%
Year Ended	March 31, 2007	5.13%		$107,018	0.21%		5.01%		0.75%		4.47%
Year Ended	March 31, 2006	3.64%		$63,486	0.21%		3.94%		0.74%		3.41%
From March 7, 2005
through March 31, 2005		0.17%	**	$10,112	0.15%	***	2.54%	***	0.74%	***	1.95%	***
Institutional Reserves Fund
Year Ended	March 31, 2008	4.43%		$56,514	0.36%		4.35%		0.73%		3.99%
Year Ended	March 31, 2007	4.98%		$66,263	0.33%		4.89%		0.72%		4.50%
Year Ended	March 31, 2006	3.47%		$46,155	0.30%		3.43%		0.72%		3.01%
Year Ended	March 31, 2005	1.59%		$43,673	0.17%		1.62%		0.72%		1.07%
Year Ended	March 31, 2004	1.03%		$33,034	0.14%		1.00%		0.68%		0.46%
Liquid Assets Fund "S2" Shares
Year Ended	March 31, 2008	3.78%		$27,043	1.16%		3.75%		1.26%		3.65%
Year Ended	March 31, 2007	4.14%		$36,028	1.20%		4.02%		1.30%		3.92%
Year Ended	March 31, 2006	2.65%		$60,514	1.23%		2.64%		1.33%		2.54%
Year Ended	March 31, 2005	0.77%		$48,241	1.16%		0.88%		1.33%		0.71%
Year Ended	March 31, 2004	0.29%		$28,748	1.12%		0.29%		1.30%		0.10%
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2008	4.04%		$14,661	0.91%		3.99%		1.01%		3.89%
Year Ended	March 31, 2007	4.40%		$15,212	0.95%		4.28%		1.05%		4.18%
Year Ended	March 31, 2006	2.90%		$27,537	0.98%		3.04%		1.08%		2.94%
Year Ended	March 31, 2005	0.94%		$13,461	0.98%		0.93%		1.08%		0.83%
Year Ended	March 31, 2004	0.41%		$18,804	0.87%		0.41%		1.05%		0.23%
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2008	4.20%		$66,018	0.76%		4.12%		-----		-----
Year Ended	March 31, 2007	4.55%		$64,181	0.80%		4.52%		-----		-----
Year Ended	March 31, 2006	3.06%		$32,616	0.83%		3.28%		-----		-----
Year Ended	March 31, 2005	1.09%		$10,357	0.83%		1.03%		-----		-----
Year Ended	March 31, 2004	0.56%		$22,734	0.62%		0.56%		0.80%		0.38%
Limited Term Bond Fund
Year Ended	March 31, 2008	7.15%		$28,102	0.78%		3.98%		1.33%		3.44%		38%
Year Ended	March 31, 2007	4.98%		$32,270	0.77%		3.72%		1.30%		3.19%		33%
Year Ended	March 31, 2006	2.31%		$44,874	0.89%		3.05%		1.26%		2.68%		65%
Year Ended	March 31, 2005	(0.27%)		$57,251	0.89%		2.72%		1.24%		2.38%		43%
Year Ended	March 31, 2004	4.37%		$65,881	0.96%		2.85%		-----		-----		74%
Bond Fund
Year Ended	March 31, 2008	6.56%		$66,666	0.75%		4.51%		1.30%		3.97%		23%
Year Ended	March 31, 2007	6.00%		$74,287	0.78%		4.33%		1.32%		3.79%		20%
Year Ended	March 31, 2006	1.67%		$96,123	0.97%		3.85%		1.27%		3.55%		29%
Year Ended	March 31, 2005	1.47%		$112,672	0.98%		3.97%		1.28%		3.67%		46%
Year Ended	March 31, 2004	7.08%		$125,496	0.99%		4.12%		-----		-----		80%
Municipal Bond Fund
Year Ended	March 31, 2008	4.00%		$12,769	0.75%		3.38%		1.36%		2.77%		20%
Year Ended	March 31, 2007	3.08%		$17,417	0.76%		3.38%		1.33%		2.80%		50%
Year Ended	March 31, 2006	1.30%		$26,287	0.94%		3.09%		1.19%		2.84%		32%
Year Ended	March 31, 2005	(0.34%)		$38,569	0.99%		3.15%		1.24%		2.90%		38%
Year Ended	March 31, 2004	3.91%		$43,520	0.93%		3.30%		-----		-----		25%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Total return is for the period and has not been annualized.
*** Ratios are annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors,

Vintage Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Institutional Money Market Fund, Institutional Reserves Fund, Liquid Assets Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, and Vintage Municipal Bond Fund (the “Funds”), comprising Vintage Mutual Funds, Inc., as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Vintage Mutual Funds, Inc. as of March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri

May 16, 2008

The following table contains basic information regarding directors and officers, respectively that oversee operations of the Vintage Fund complex.

Name, Contact, Address and Age	Position held with Vintage	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships held Outside of Vintage
Independent Directors:
William J. Howard 1415 28th Street, #200 West Des Moines, IA 50266 Age 62	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present	6	None
Debra L. Johnson Jones 1415 28th Street, #200 West Des Moines, IA 50266 Age 47	Director	Since 1998	President, Vodaci Technologies from 2000 to present	6	None
Fred Lorber 1415 28th Street, #200 West Des Moines, IA 50266 Age 84	Director	Since 1998	Retired	6	None
Edward J. Stanek, Ph.D. 1415 28th Street, #200 West Des Moines, IA 50266 Age 61	Director	Since 1998	Consultant. President and CEO, Iowa Lottery from 1985 to 2007	6	None
Steven Zumbach 1415 28th Street, #200 West Des Moines, IA 50266 Age 58	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	6	None

Officers:
Jeffrey D. Lorenzen 1415 28th Street, #200 West Des Moines, IA 50266 Age 42	President	Since 2005	President and CIO, WB Capital. With WB Capital since 1992	N/A	N/A
Amy Mitchell 1415 28th Street, #200 West Des Moines, IA 50266 Age 38	Secretary/ Treasurer	Since 1998	Secretary, WB Capital; Director of Fund Administration, WB Capital 1990 to present	N/A	N/A
Vera Lichtenberger 1415 28th Street, #200 West Des Moines, IA 50266 Age 56	Chief Compliance Officer	Since 2004	CCO, WB Capital 2004 to present; Iowa Legal Aid 2002-2004	N/A	N/A

The statement of Additional Information (SAI) has additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-798-1819.

Additional Information (unaudited)

March 31, 2008

1. About Your Fund Expenses

It is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund’s investment income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008. The table on the following page illustrates your fund’s costs in two ways:

A. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

B. Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Your fund does not carry a “sales load” or transaction fee. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Additional Information (unaudited) (continued)
March 31, 2008

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	10/1/2007	3/31/2008	10/1/07-3/31/08	Ratio*
Based on Actual Fund Return
Money Market Funds:
Institutional Money Market Fund	$ 1,000.00	$ 1,020.06	$ 1.17	0.23%
Institutional Reserves Fund	1,000.00	1,019.27	1.84	0.37%
Liquid Assets Fund S2 Shares	1,000.00	1,016.45	5.85	1.16%
Liquid Assets Fund T Shares	1,000.00	1,017.72	4.59	0.91%
Liquid Assets Fund I Shares	1,000.00	1,018.48	3.84	0.76%
Fixed Income Funds:
Limited Term Bond Fund	1,000.00	1,047.06	3.97	0.79%
Bond Fund	1,000.00	1,048.40	3.80	0.75%
Municipal Bond Fund	1,000.00	1,023.58	3.78	0.75%

Based on Hypothetical 5% Return
Money Market Funds:
Institutional Money Market Fund	$ 1,000.00	$ 1,023.85	$ 1.17	0.23%
Institutional Reserves Fund	1,000.00	1,023.17	1.85	0.37%
Liquid Assets Fund S2 Shares	1,000.00	1,019.20	5.86	1.16%
Liquid Assets Fund T Shares	1,000.00	1,020.45	4.60	0.91%
Liquid Assets Fund I Shares	1,000.00	1,021.20	3.84	0.76%
Fixed Income Funds:
Limited Term Bond Fund	1,000.00	1,021.07	3.97	0.79%
Bond Fund	1,000.00	1,021.25	3.79	0.75%
Municipal Bond Fund	1,000.00	1,021.25	3.79	0.75%

*Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 366.

Additional Information (unaudited) (continued)

March 31, 2008

2. Proxy Voting Policies and Procedures, Proxy Voting Record and Schedule of Portfolio

Holdings Form N-PX

Complete schedules of portfolio holding for the first and third quarters (Form N-Q) are available free of charge. Form N-PX is a record of proxy votes by the Funds. Since the Funds only hold non-voting securities, there are no votes recorded.

Form N-PX and the Form N-Q are available upon request:

              By calling the Funds toll free at 1-800-798-1819,

At www.sec.gov, or by phone at 1-800-SEC-0330 or,

By mail at Public Reference Section, SEC, Washington, D.C. 20549 (duplicating fee required).

Additional Information (unaudited) (continued)

March 31, 2008

3. Basis for Approval of Continuation of the Investment Advisory Agreement

The Board approved the continuation of the investment advisory agreement with WB Capital at its March, 2008 meeting. The board determined that continuing the agreement was in the best interests of the Fund and its shareholders. The decision was based on an evaluation of the investment advisor on the date of the meeting, as well as the evaluation the Board undertakes throughout the year. The Board reviewed a great deal of data, including the factors summarized below, in coming to its decision. The Board based its decision on the totality of the information reviewed and discussed, with no single factor determining its decision.

The Board reviewed the quality of the investment advice. Jeffrey Lorenzen, the Chief Investment Officer for the Advisor, has been working with the Funds since 1992. The Board noted the stability of the management team, as well as their extensive experience. WB Capital (formerly Investors Management Group) has been the Fund advisor since its inception.

The Board reviewed the investment performance of the funds, comparing the performance with peer group rankings as well as benchmarks. The Board reviews the investment performance throughout the year, as well as at the meeting where it decides whether to continue the investment advisory agreement. The Board noted that throughout the year the advisor had brought to the Board its recommendations for Fund improvement, and the implementation of those recommendations resulted in better fund performance.

The Board also reviewed the advisory fees charged under the agreement, and compared those fees with fees charges by other advisors of comparable funds, as well as comparing the fees charged by the adviser to its other clients. The Board reviewed the fee waivers in effect throughout the past 12 months, and the fee waivers which were in effect at the date of the meeting. The board determined that the fees charged under the advisory agreement were reasonable in comparison to peer group fees for similar funds.

The Board also reviewed the funds total expense ratio relative to the peer group. The Board noted that the bond funds total expenses had been capped at 75 basis points since May 2006, which improved the performance of those funds. The Board reviewed the total expense ratio for each fund, and the liquidation of one of the funds (Municipal Assets Fund) over the past year. The Board discussed the need to increase distribution in the remaining funds in order to spread the costs of the expenses over a broader base. The Board determined that the total expense ratio had shown improvement and ranged from very competitive to reasonable.

The parent company of the advisor, West Bancorporation, is a publicly traded company, and does not disclose the profitability of its subsidiaries. However, the Board noted the extensive fee waivers in effect, and the decline in revenue to the advisor, with no decline in investment personnel. The Board also noted that no soft dollars arrangements are in effect for the funds.

The board will consider whether to continue the advisory agreement again in one year.

Service Providers

INVESTMENT ADVISER and

ADMINISTRATOR

WB Capital Management Inc.

1415 28th Street, Suite 200

West Des Moines, Iowa 50266-1461

DISTRIBUTOR

Foreside Distribution Services, L.P.

3435 Stelzer Road

Columbus, Ohio 43219

LEGAL COUNSEL

Cline, Williams, Wright, Johnson &

Oldfather, L.L.P

1900 U.S. Bank Building

Lincoln, Nebraska 68508

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche L.L.P.

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S

PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR

CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE

INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THE CODE OF ETHICS WAS NOT AMENDED DURING THE REPORTING PERIOD.

(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.

(E) NOT APPLICABLE.

(F)(1) NOT APPLICABLE.

(F)(2) NOT APPLICABLE.

(F)(3) TO REQUEST A FREE COPY OF THE VINTAGE MUTUAL FUNDS, INC. CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Debra Jones is the independent director named as the audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant’s tax returns.

March 31, 2007	$96,015
March 31, 2008	$130,520

(B) AUDIT FEES.

March 31, 2007	$80,615
March 31, 2008	$74,220

(C) TAX PREPARATION FEES.

March 31, 2007	$15,400
March 31, 2008	$35,800

(D)NOT APPLICABLE.

(E)NOT APPLICABLE.

(F)NOT APPLICABLE.

(G) The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the investment adviser for internal control under 17Ad-13 (transfer agency).

March 31, 2007	$19,500
March 31, 2008	$20,500

(H) The audit committee of the registrant’s Board of Directors considered the effect of the services performed for the investment adviser and decided the engagement did not compromise the independence of the auditor.

ITEM 5. NOT APPLICABLE.

ITEM 6. NOT APPLICABLE.

ITEM 7. NOT APPLICABLE.

ITEM 8. NOT APPLICABLE.

ITEM 9. NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

THERE HAVE BEEN NO CHANGES TO THE PROCEDURES BY WHICH A SHAREHOLDER MAY RECOMMEND NOMINEES

TO THE REGISTRANT'S BOARD OF DIRECTORS.

ITEM 11. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE

 CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS

 AND PROCEDURES AS OF MAY 30, 2008, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT

COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING

 ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 12. EXHIBITS.

(A)	A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER ARE ATTACHED AS EXHIBITS.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant

has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VINTAGE MUTUAL FUNDS, INC.

By

Jeff Lorenzen, President

Date: May 30, 2008

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

President and Principal Executive,

Jeff Lorenzen

May 30, 2008

Treasurer and Principal Financial and Accounting Officer,

Amy M. Mitchell

May 30, 2008